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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2007

                                COLUMBIA BANCORP
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             (Exact name of registrant as specified in its charter)

             Oregon                     0-27938                93-1193156
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
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                    (Address of principal executive offices)

                                 (541) 298-6649
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 10, 2007, Robert V. Card, Executive Vice President, Director of Risk Management, entered into a Salary Continuation Agreement with Columbia River Bank, a subsidiary of Columbia Bancorp.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1   Executive Salary Continuation Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 12, 2007                /s/ Roger L. Christensen
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                                       Roger L. Christensen, President and Chief
                                       Executive - Columbia River Bank;
                                       President and Chief Executive Officer -
                                       Columbia Bancorp


Dated: January 12, 2007                /s/ Greg B. Spear
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                                       Greg B. Spear, Executive Vice President,
                                       Chief Financial Officer - Columbia River
                                       Bank; and Chief Financial Officer -
                                       Columbia Bancorp